EXHIBIT 10.1

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertised Site: Contacts: Address: Phone: E-mail: Travelzoo Contacts: Campaign Manager:	Orbitz, LLC
Orbitz – www.orbitz.com
Mr. Michael Stein (Business Development Contact);
Ms. Blagica Stefanovski (Technical & Traffic Contact)
200 South Wacker Drive, Suite 1900, Chicago, IL 60606
(312) 894-4748          Fax:      (312) 894-5001 or (413) 513-2141
mstein@orbitz.com; bstefanovski@orbitz.com
Holger Bartel (650) 943-2411 – holgerb@travelzoo.com
Steve Clarke (650) 943-2419 – stevec@travelzoo.com

Program Term  – August 1, 2002 through July 31, 2003

Type and Placements:	Cost

Text and/or graphical advertisements:
— Travelzoo home page (“Sales in the Spotlight”) – select dates
— Air Travel, Lodging, Vacation, Cruises and other relevant sections
— E-mail newsletters
(all Top 20 Inclusions subject to approval by Travelzoo Editorial Team)	$.60 per click

Target:
August - December 2002:	200,000 clicks/month	$120,000 per month
January - July 2003:	250,000 clicks/month	$150,000 per month

Additional Services/Notes:
Should Travelzoo deliver more click-throughs than set forth in the above schedule, Advertiser will be billed for the dollar amounts set forth above plus $0.60 for each click-through actually delivered in excess of the targets set above; provided, however, that in no event will Advertiser’s payment obligations under this agreement exceed $1,980,000. Should, for any reason, Travelzoo fail to deliver the target click-throughs as set forth above, Advertiser will only be billed for click-throughs actually delivered at a rate of $0.60 per click-through. Advertising placements on the Web site or in Travelzoo’s newsletters will be determined by Travelzoo.

Cancellation: Upon 90 days’ prior notice to the other party, Advertiser or Travelzoo may at any time and for any reason cancel this agreement. If Advertiser or Travelzoo exercise this right of cancellation, Advertiser will only be billed for click-throughs actually delivered in any given month after such cancellation at a rate of $0.60 per click-through.

Billing Information:
As set forth in the Terms and Conditions of this agreement, Advertiser will be invoiced at the end of each calendar month for actual number of click-throughs delivered during that month. Payment shall be made to Travelzoo within thirty (30) days from the receipt of invoice. See Terms & Conditions for further details. All rates are net.

We hereby agree to the foregoing, and the attached Terms and Conditions (Annex A).

For Advertiser:

Date:	7/23/02	Authorized Signature:	/s/ Mike Sands

Printed Name & Title:	Mike Sands, CMO

Printed Company Name:	Orbitz, LLC

For Travelzoo:

Date:	July 19, 2002	Authorized Signature:	/s/ H. Bartel

Printed Name & Title:	H. Bartel, Executive VP

Printed Company Name:	Travelzoo Inc.

ANNEX A: Terms and Conditions for
Advertising Agreement between Travelzoo and Orbitz, LLC (“Advertiser”)
For August 1, 2002 – July 31, 2003 Program Flight

The following terms and conditions (the “Terms”) shall be deemed to be incorporated into the insertion order/advertising agreement for Advertiser’s August 1, 2002 – July 31, 2003 advertising campaign (the “Insertion Order”):

1.

Terms of payment. This is a cost-per-click agreement, and Advertiser will be billed only for click-throughs actually delivered. Travelzoo will invoice Advertiser at the end of each month during the term of this agreement for click- throughs actually delivered, as set forth n the Insertion Order; provided, however, that the total payments during the term of this agreement shall not exceed $1,980,000, unless otherwise agreed to in writing. Payment shall be made to Travelzoo within thirty (30) days from the receipt of invoice (“Due Date”). Amounts paid after the Due Date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event Advertiser fails to make timely payment, Advertiser will be responsible for all reasonable expenses (including attorneys’ fees) incurred by Travelzoo in collecting such amounts. Travelzoo reserves the right to suspend performance of its obligations hereunder (or under any other agreement with Advertiser) in the event Advertiser fails to make timely payment hereunder or under any other agreement with Travelzoo.

2.

Positioning. Except for the positions expressively defined in the Insertion Order, positioning of advertisements on Travelzoo are determined by Travelzoo unless Advertiser has objected to certain positions. Travelzoo may, at its sole discretion, remove from the Insertion Order (and substitute with similar inventory) any keyword or category page that it reasonably believes to be a trademark, trade name, company name, product name or brand name belonging to or claimed by a third party.

3.

Usage Statistics. Unless specified in the Insertion Order, Travelzoo makes no guarantees with respect to usage statistics or levels of impressions for any advertisement. Advertiser acknowledges that delivery statistics provided by Travelzoo are the official measurements of Travelzoo’s performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate such statistics can be audited by the Advertiser or an independent agency. Click-throughs will also be tracked and reported by Advertiser’s third party ad server (currently DoubleClick DART), and Travelzoo will be given access to all third party numbers continuously throughout the length of this agreement. In the event there is a discrepancy of greater than 5% between the click-throughs reported by Travelzoo and the click-throughs reported by advertiser’s third party ad server for any month (“Discrepancy”), Advertiser’s payment obligations shall be reduced by an amount equal to the Discrepancy (provided that Advertiser shall provide documentation of such Discrepancy with its payment).

4.

Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order shall be upon mutual agreement only, and acceptance of any additional advertising order shall be at Travelzoo’s sole discretion. Pricing for any renewal period is subject to change by Travelzoo from time to time prior to commencement of such renewal period.

5.

No Assignment or Resale of Ad Space. Neither party shall resell, assign, or transfer any of its rights hereunder without the prior approval of the other party, and any attempt to resell, assign or transfer such rights without such approval shall result in immediate termination of this agreement, without liability to the terminating party.

6.

Limitation of Liability. In the event (1) Travelzoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, (2) Travelzoo fails to deliver the number of total page views specified in the Insertion Order (if any) by the end of the specified period, or (3) of any other failure, technical or otherwise, of such advertisements to be delivered as provided in the Insertion Order, the sole liability of Travelzoo to Advertiser shall be limited to, at Travelzoo’s sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered. In no event shall either party be responsible for any consequential, special, punitive or other damages, including, without limitation, lost revenue or profit, in any way arising out of or related to the Insertion Order/Terms or publication of the advertisement, even if such party has been advised of the possibility of such damages. Without limiting the foregoing, neither party shall have any liability for any failure or delay resulting from any government action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the reasonable control of such party affecting production or delivery in any manner. IN NO EVENT SHALL EITHER PARTY’S LIABILITY EXCEED THE TOTAL AMOUNT PAID BY ADVERTISER HEREUNDER.

(CONTINUED)

7.

Representations. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. Travelzoo will use commercially reasonable efforts to deliver a number of impressions reasonably calculated to produce the number of click-through promised in the Insertion Order. Travelzoo shall use commercially reasonable efforts to ensure the advertisements are not placed in any context that harm the goodwill or reputation of Advertiser or that disparages or brings Advertiser into disrepute, including, but not limited to web sites that contain indecent, illegal, misleading, harmful, abusive, harassing, libelous, defamatory, or other offensive materials. If Advertiser requests that its advertisements be removed from or not placed in any such context, Travelzoo will use commercially reasonable efforts to comply with such request promptly.

8.

Indemnification. Advertiser agrees, at its own expense, to indemnify, defend, and hold harmless Travelzoo and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys’ fees and costs) incurred by Travelzoo in connection with any third-party claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisement and/or any material product or service of Advertiser to which users can link through the advertisement (including, without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices). Travelzoo agrees, at its own expense, to indemnify, defend, and hold harmless Advertiser and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys’ fees and costs) incurred by Advertiser in connection with any third-party claims, administrative proceedings or criminal investigations of any kind arising out; (a) of any content, material, product or service available on a Travelzoo property that was not provided by or obtained from Advertiser (including, without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices), or (b) Travelzoo’s breach of any duty, representation, or warranty under this agreement. All indemnities provided by Advertiser under this agreement are conditioned on the following: (a) Advertiser shall have sole control over the defense of any claim covered by the indemnity; (b) Travelzoo shall promptly report the existence of any claim or potential claim covered by the indemnity; (c) Travelzoo shall not materially alter any advertising materials supplied to it by Advertiser or on its behalf. All indemnities provided by Travelzoo under this agreement are conditioned on the following: (a) Travelzoo shall have sole control over the defense of any claim covered by the indemnity; (b) Advertiser shall promptly report the existence of any claim or potential claim covered by the indemnity; and (c) Advertiser shall provide full and reasonable cooperation with Travelzoo’s investigation and defense of such claim.

9.

Provision of Advertising Materials. Advertiser will provide all materials for the advertisement in accordance with Travelzoo’s policies in effect from time to time, including (without limitation) the manner of transmission to Travelzoo and the lead-time prior to publication of the advertisement. Travelzoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order (if any, for inventory held by Travelzoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Travelzoo a non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the contents, trademarks and brand features contained therein) in accordance herewith.

10.

Right to Reject Advertisement. All contents of advertisements are subject to Travelzoo’s approval, which shall not be unreasonably withheld. Travelzoo reserves the right to reject or cancel any advertisement, insertion order, URL link, space reservation or position commitment, at any time, in accordance with its policies generally applicable to all its advertisers (including belief by Travelzoo that placement of advertisement, URL link, etc., may subject Travelzoo to criminal or civil liability).

11.

Cancellations and Termination. The agreement’s cancellation policy is set forth in the Insertion Order. Notwithstanding anything in the Insertion Order, in the event that either party breaches the terms of this agreement and fails to cure such breach within fifteen (15) days of receiving notice of such breach, the non-breaching party will have the right to terminate this agreement immediately without any further liability to the breaching party; provided, however, that payments due prior to such termination shall remain payable in accordance with Section 1 hereof.

12.

Notices. All notices required or permitted under this agreement shall be in writing and shall be deemed delivered when delivered in person or mailed certified through the United States Postal Service, postage prepaid, or via FedEx addressed as follows:

If to Travelzoo:	Travelzoo Inc. Attn:Contracts Department 300 West El Camino Road, Suite 180 Mountain View, CA 94040

(CONTINUED)

If to Advertiser:	Orbitz, LLC Attn: Michael Stein 200 South Wacker Drive, Suite 1900 Chicago, IL 60606

13.

Construction. No conditions other than those set forth in the Insertion Order or these Terms shall be binding on either party unless expressly agreed to in writing by such party. In the event of any inconsistency between the Insertion Order and the Terms, the Terms shall control.

14.

Miscellaneous. These Terms, together with the Insertion Order, (1) shall be governed by and construed in accordance with, the law of the State of California, without giving effect to principles of conflicts of law; (2) may be amended only by a written agreement executed by an authorized representative of each party; and (3) constitute the complete and entire expression of the agreement between the parties, and shall supersede any and all other agreements, whether written or oral, between the parties. Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Travelzoo’s written approval, which may be withheld at Travelzoo’s sole discretion. Both parties consent to the jurisdiction of the courts of the State of California with respect to any legal proceeding arising in connection with the Insertion Order/Terms. In performing their obligations under this agreement, the parties will comply with all applicable laws concerning data privacy, the use of personally identifiable information, and unsolicited commercial e-mail. Each party represents and warrants that it will comply with the privacy policy published on its site. Travelzoo shall not provide incentives to users (such as prizes, points, rewards, or other encouragements) to click through to Advertiser, unless such incentives are part of the Advertiser’s offer being published via Travelzoo.

15.

Third Party Ad Serving. If Travelzoo has approved the use by Advertiser of a third party ad server (Third Party Ad Server) in connection with this Insertion Order, the following provisions shall also apply:
(1)   The Advertiser shall post each advertisement to a staging area and shall notify Travelzoo of such posting at least four (4) business days prior to the date on which Third Party Ad Server is scheduled to serve such advertisement to a Travelzoo property. Such advertisement shall be reviewed by Travelzoo and must be approved in writing by Travezoo before it can be served by Third Party Ad Server. In accordance with Section 10, Travelzoo reserves the right to reject any advertisement or any element thereof.
(2)   The Advertiser shall post all scheduling changes, new target URLs, new HTML specifications, new graphics and all other new or revised advertisements (“Revisions”) to a staging area and shall notify Travelzoo of such postings at least four (4) days prior to the date Advertiser wishes such Revisions to take effect. Revisions shall not be implemented until approved by Travelzoo in writing, which approval shall be in accordance with Travelzoo’s policies generally applied to its advertisers.
(3)   If Advertiser discovers that Advertiser or Third Party Server has served, or caused to be served, an advertisement to a Travelzoo property in violation of this Agreement, Advertiser must immediately provide notice to Travelzoo of the violation (along with a written explanation) and remove the advertisement from its placement or rotation to the Travelzoo properties. Nothing in this Section shall limit any of Travelzoo’s rights or remedies in the event of such breach.
(4)   In the event Travelzoo exercises its right to cancel an advertisement in accordance with Section 10 hereof, Travelzoo shall notify Advertiser in writing. The Advertiser must cause the advertisement to be removed from the Travelzoo properties and from its advertising rotation no later than two (2) business days after written notification by Travelzoo.

Accepted:

For Travelzoo:	For Advertiser:

/s/ H. Bartel	/s/ Mike Sands

INSERTION ORDER/ADVERTISING AGREEMENT

This advertising agreement, including the Terms and Conditions set forth in an attachment, is entered into by and between Travelzoo Inc. (“Travelzoo”) and the Advertiser specified below (“Advertiser”).

Advertiser: Advertised Site: Contacts: Address: Phone: E-Mail: Travelzoo Contacts: Producer:	Orbitz, LLC
Orbitz – www.orbitz.com
Mr. Michael Stein (Business Development Contact);
Ms. Blagica Stefanovski (Technical & Traffic Contact)
200 South Wacker Drive, Suite 1900, Chicago, IL 60606
(312) 894-4748          Fax:      (312) 894-5001 or (413) 513-2141
mstein@orbitz.com; bstefanovski@orbitz.com
Holger Bartel (650) 943-2411 – holgerb@travelzoo.com
Steve Clarke (650) 943-2419 – stevec@travelzoo.com

Program Term   –  August 1, 2003 through July 31, 2004

Type and Placements:	Cost

(1) Hotel, Resort and other Lodging Offers
Text and/or graphical advertisements:
— Travelzoo home page (“Sales in the Spotlight”) – select dates
— Lodging and other relevant sections
— E-mail newsletters
(all Top 20 Inclusions subject to approval by Travelzoo Editorial Team)	$.80 per click

Target for Hotel, Resort, and Lodging Offers:
August - September 2003:	100,000 clicks/month	$80,000 per month
October 2003 - July 2004:	80,000 clicks/month	$64,000 per month

(2) Airfare, Car rental and any other, non-lodging offers
Text and/or graphical advertisements:
— Travelzoo home page (“Sales in the Spotlight”) – select dates
— Lodging and other relevant sections
— E-mail newsletters
(all Top 20 Inclusions subject to approval by Travelzoo Editorial Team)	$.60 per click

Target for all Non-Lodging:
August - September 2003:	250,000 clicks/month	$150,000 per month
October - December 2003:	200,000 clicks/month	$120,000 per month
January - July 2004:	250,000 clicks/month	$150,000 per month

Additional Services/Notes:
Should Travelzoo deliver more click-throughs than set forth in the above schedule, Advertiser will be billed for the dollar amounts set forth above plus $0.60 for each click-through ($0.80 for each click-through from a hotel/resort/other lodging offer) actually delivered in excess of the targets set above; provided, however, that in no event will Advertiser’s payment obligations under this agreement exceed $3,012,000. Should, for any reason, Travelzoo fail to deliver the target click-throughs as set forth above, Advertiser will only be billed for click-throughs actually delivered at a rate of $0.60 ($0.80 for hotel/resort/other lodging offers) per click-through. Advertising placements on the Web site or in Travelzoo’s newsletters will be determined by Travelzoo. Orbitz reserves the right to replace offers advertised with alternative offers that advertiser prefers to advertise. Regarding any Top 20 placements, however, any offers that Orbitz would like to advertise in the Top 20 newsletter are subject to approval by Travelzoo’s editorial team.

Orbitz will provide Travelzoo with separate tracking links for hotel/resort/lodging offers and non-lodging offers, so clicks for the two types of offers can be tracked separately.

Cancellation.     Upon 90 days’ prior notice to the other party, Advertiser or Travelzoo may at any time and for any reason cancel this agreement. If Advertiser or Travelzoo exercise this right of cancellation, Advertiser will only be billed for click-throughs actually delivered in any given month after such cancellation at a rate of $0.60 ($0.80 for hotel/resort/lodging offers) per click-through.

Billing Information:
As set forth in the Terms and Conditions of this agreement, Advertiser will be invoiced at the end of each calendar month for actual number of clicks-throughs delivered during that month. Payment shall be made to Travelzoo within thirty (30) days from the receipt of invoice. See Terms & Conditions for further details. All rates are net.

We hereby agree to the foregoing, and the attached Terms and Conditions (Annex A).

For Advertiser:

Date:	7/31/03	Authorized Signature:	/s/ Mike Sands

Printed Name & Title:	CMO Mike Sands

Printed Company Name:	Orbitz, LLC

For Travelzoo:

Date:	8/1/03	Authorized Signature:	/s/ H. Bartel

Printed Name & Title:	H. Bartel, EVP

Printed Company Name:	Travelzoo Inc.

ANNEX A: Terms and Conditions for
Advertising Agreement between Travelzoo and Orbitz, LLC (“Advertiser”)
for August 1, 2003 – July 31, 2004 Program Flight

The following terms and conditions (the “Terms”) shall be deemed to be incorporated into the insertion order/advertising agreement for Advertiser’s August 1, 2003 – July 31, 2004 advertising campaign (the “Insertion Order”):

1.

Term of Payment. This is a cost-per-click agreement, and Advertiser will be billed only for click-throughs actually delivered. Travelzoo will invoice Advertiser at the end of each month during the term of this agreement for click-throughs actually delivered, as set forth in the Insertion Order; provided, however, that the total payments during the term of this agreement shall not exceed $3,012,00, unless otherwise agreed to in writing. Payment shall be made to Travelzoo within thirty (30) days from the receipt of invoice (“Due Date”). Amounts paid after the Due Date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event Advertiser fails to make timely payment, Advertiser will be responsible for all reasonable expenses (including attorneys’ fees) incurred by Travelzoo in collecting such amounts. Travelzoo reserves the right to suspend performance of its obligations hereunder (or under any other agreement with Advertiser) in the event Advertiser fails to make timely payment hereunder or under any other agreement with Travelzoo.

2.

Positioning. Except for the positions expressively defined in the Insertion Order, positioning of advertisements on Travelzoo are determined by Travelzoo unless Advertiser has objected to certain positions. Travelzoo may, at its sole discretion, remove from the Insertion Order (and substitute with similar inventory) any keyword or category page that it reasonably believes to be a trademark, trade name, company name, product name or brand name belonging to or claimed by a third party.

3.

Usage Statistics. Unless specified in the Insertion Order, Travelzoo makes no guarantees with respect to usage statistics or levels of impressions for any advertisement. Advertiser acknowledges that delivery statistics provided by Travelzoo are the official measurements of Travelzoo’s performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate such statistics can be audited by the Advertiser or an independent agency. Click-throughs will also be tracked and reported by Advertiser’s third party ad server (currently DoubleClick DART), and Travelzoo will be given access to all third party numbers continuously throughout the length of this agreement. In the event there is a discrepancy of greater than 5% between the click-throughs reported by Travelzoo and the click-throughs reported by advertiser’s third party ad server for any month (“Discrepancy”), Advertiser’s payment obligation shall be reduced by an amount equal to the Discrepancy (provided that Advertiser shall provide documentation of such Discrepancy with its payment).

4.

Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order shall be upon mutual agreement only, and acceptance of any additional advertising order shall be at Travelzoo’s sole discretion. Pricing for any renewal period is subject to change by Travelzoo from time to time prior to commencement of such renewal period.

5.

No Assignment or Resale of Ad Space. Neither party shall resell, assign, or transfer any of its rights hereunder without the prior approval of the other party, and any attempt to resell, assign or transfer such rights without such approval shall result in immediate termination of this agreement, without liability to the terminating party.

6.

Limitation of Liability. In the event (1) Travelzoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, (2) Travelzoo fails to deliver the number of total page views specified in the Insertion Order (if any) by the end of the specified period, or (3) of any other failure, technical or otherwise, of such advertisements to be delivered as provided in the Insertion Order, the sole liability of Travelzoo to Advertiser shall be limited to, at Travelzoo’s sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered. In no event shall either party be responsible for any consequential, special, punitive or other damages, including, without limitation, lost revenue or profits, in any way arising out of or related to the Insertion Order/Terms or publication of the advertisement, even if such party has been advised of the possibility of such damages. Without limiting the foregoing, neither party shall have any liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the reasonable control of such party affecting production or delivery in any manner. IN NO EVENT SHALL EITHER PARTY’S LIABILITY EXCEED THE TOTAL AMOUNT PAID BY ADVERTISER HEREUNDER.

(CONTINUED)

7.

Representations. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. Travelzoo will use commercially reasonable efforts to deliver a number of impressions reasonably calculated to produce the number of click-throughs promised in the Insertion Order. Travelzoo shall use commercially reasonable efforts to ensure the advertisements are not placed in any context that harms the goodwill or reputation of Advertiser or that disparages or brings Advertiser into disrepute, including, but not limited to web sites that contain indecent, illegal, misleading, harmful, abusive, harassing, libelous, defamatory, or other offensive materials. If Advertiser requests that its advertisements be removed from or not placed in any such context, Travelzoo will use commercially reasonable efforts to comply with such request promptly.

8.

Indemnification. Advertiser agrees, at its own expense, to indemnify, defend, and hold harmless Travelzoo and its employees, representatives, agents and affiliates against any and all expenses and losses of any kind (including reasonable attorneys’ fees and costs) incurred by Travelzoo in connection with any third-party claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisement and/or any material, product or service of Advertiser to which users can link through the advertisement (including, without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices). Travelzoo agrees, at its own expense, to indemnify, defend, and hold harmless Advertiser and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys’ fees and costs) incurred by Advertiser in connection with any third-party claims, administrative proceedings or criminal investigations of any kind arising out: (a) of any content, material, product or service available on a Travelzoo property that was not provided by or obtained from Advertiser (including, without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices), or (b) Travelzoo’s breach of any duty, representation, or warranty under this agreement. All indemnities provided by Advertiser under this agreement are conditioned on the following: (a) Advertiser shall have sole control over the defense of any claim covered by the indemnity; (b) Travelzoo shall promptly report the existence of any claim or potential claim covered by the indemnity; (c) Travelzoo shall provide full and reasonable cooperation with Advertiser’s investigation and defense of such claim; and (d) Travelzoo shall not materially alter any advertising material supplied to it by Advertiser or on its behalf. All indemnities provided by Travelzoo under this agreement are conditioned on the following: (a) Travelzoo shall have sole control over the defense of any claim covered by the indemnity; (b) Advertiser shall promptly report the existence of any claim or potential claim covered by the indemnity; and (c) Advertiser shall provide full and reasonable cooperation with Travelzoo’s investigation and defense of such claim.

9.

Provision of Advertising Materials. Advertiser will provide all materials for the advertisement in accordance with Travelzoo’s policies in effect from time to time, including (without limitation) the manner of transmission to Travelzoo and the lead-time prior to publication of the advertisement. Travelzoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order (if any), for inventory held by Travelzoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Travelzoo a non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the contents, trademarks and brand features contained therein) in accordance herewith.

10.

Right to Reject Advertisement. All contents of advertisements are subject to Travelzoo’s approval, which shall not be unreasonably withheld. Travelzoo reserves the right to reject or cancel any advertisement, insertion order, URL link, space reservation or position commitment, at any time, in accordance with its policies generally applicable to all its advertisers (including belief by Travelzoo that placement of advertisement, URL link, etc., may subject Travelzoo to criminal or civil liability).

11.

Cancellation and Termination. The agreement’s cancellation policy is set forth in the Insertion Order. Notwithstanding anything in the Insertion Order, in the event that either party breaches the terms of this agreement and fails to cure such breach within fifteen (15) days of receiving notice of such breach, the non-breaching party will have the right to terminate this agreement immediately without any further liability to the breaching party; provided, however, that payments due prior to such termination shall remain payable in accordance with Section 1 hereof.

12.

Notices. All notices required or permitted under this agreement shall be in writing and shall be deemed delivered when delivered in person or mailed certified through the United States Postal Service, postage prepaid, or via FedEx addressed as follows:

If to Travelzoo:	Travelzoo Inc. Attn:Contracts Department 300 West El Camino Road, Suite 180 Mountain View, CA 94040

(CONTINUED)

If to Advertiser:	Orbitz, LLC Attn: Michael Stein 200 South Wacker Drive, Suite 1900 Chicago, IL 60606

13.

Construction. No conditions other than those set forth in the Insertion Order or these Terms shall be binding on either party unless expressly agreed to in writing by such party. In the event of any inconsistency between the Insertion Order and the Terms, the Terms shall control.

14.

Miscellaneous. These Terms, together with the Insertion Order, (1) shall be governed by and construed in accordance with, the law of the State of California, without giving effect to principles of conflicts of law; (2) may be amended only by a written agreement executed by an authorized representative of each party; and (3) constitute the complete and entire expression of the agreement between the parties, and shall supersede any and all other agreements, whether written or oral, between the parties. Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Travelzoo’s written approval, which may be withheld at Travelzoo’s sole discretion. Both parties consent to the jurisdiction of the courts of the State of California with respect to any legal proceeding arising in connection with the Insertion Order/Terms. In performing their obligations under this agreement, the parties will comply with all applicable laws concerning data privacy, the use of personally identifiable information, and unsolicited commercial e-mail. Each party represents and warrants that it will comply with the privacy policy published on its site. Travelzoo shall not provide incentives to users (such as prizes, points, rewards, or other encouragements) to click through to Advertiser, unless such incentives are part of the Advertiser’s offer being published via Travelzoo.

15.

Third Party Ad Serving. If Travelzoo has approved the use by Advertiser of a third party ad server (Third Party Ad Server) in connection with this Insertion Order, the following provisions shall also apply:
(1)      The Advertiser shall post each advertisement to a staging area and shall notify Travelzoo of such posting at least four (4) business days prior to the date on which Third Party Ad Server is scheduled to serve such advertisement to a Travelzoo property. Such advertisement shall be reviewed by Travelzoo and must be approved in writing by Travelzoo before it can be served by Third Party Ad Server. In accordance with Section 10, Travelzoo reserves the right to reject any advertisement or any element thereof.
(2)       The Advertiser shall post all scheduling changes, new target URLs, new HTML specifications, new graphics and all other new or revised advertisements (“Revisions”) to a staging area and shall notify Travelzoo of such postings at least four (4) days prior to the date Advertiser wishes such Revisions to take effect. Revisions shall not be implemented until approved by Travelzoo in writing, which approval shall be in accordance with Travelzoo’s policies generally applied to its advertisers.
(3)       If Advertiser discovers that Advertiser or Third Party Server has served, or caused to be served, an advertisement to a Travelzoo property in violation of this Agreement, Advertiser must immediately provide notice to Travelzoo of the violation (along with a written explanation) and remove the advertisement from its placement or rotation to the Travelzoo properties. Nothing in this Section shall limit any of Travelzoo’s rights or remedies in the event of such breach.
(4)     In the event Travelzoo exercises its right to cancel an advertisement in accordance with Section 10 hereof, Travelzoo shall notify Advertiser in writing. The Advertiser must cause the advertisement to be removed from the Travelzoo properties and from its advertising rotation no later than two (2) business days after written notification by Travelzoo.

16.

Domestic Traffic. Travlezoo acknowledges that Advertiser may sell travel services to customers located in the United States of America only. Travelzoo will use commercially reasonable efforts to display advertisements on web pages directed at U.S. customers, and will in no event display advertisements on web pages directed primarily at non-U.S. residents. In the event that an audit determines that during the audited period the number of click-throughs from users originating from outside the U.S. (as indicated by a non-U.S. domain or ISP, or other indicia showing non-U.S. origin) (the “Non-U.S. Click-Throughs”) are 5% or more of the total number of click-throughs during the audited period (the “Total Click-Throughs”), then Travelzoo shall promptly refund to Advertiser any amounts paid by Advertiser associated with the number of Non-U.S. Click-Throughs in excess of 5% of the Total Click-Throughs. [By way of illustration, in the event that the number of Non-U.S. Click-Throughs is 6.5% of the Total Click-Throughs, then the amount refunded by Travelzoo shall be the amount paid by Advertiser associated with 1.5% of the Total Click-Throughs.]

Accepted:

For Travelzoo:	For Advertiser:

/s/ H. Bartel	/s/ Mike Sands